UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 30, 2011
BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)
100 Phoenix Drive
Ann Arbor, Michigan 48108
(Address of Principal Executive Offices and Zip Code)
(734) 477—1100
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On June 30, 2011, Borders Group, Inc. (the “Company”) and Borders, Inc., the Company’s wholly-owned subsidiary, entered into an Asset Purchase Agreement (the “APA”) with BB Brands, LLC, a subsidiary of Direct Brands, Inc. A copy of the APA is attached as Exhibit 10.1 and incorporated herein by reference.
     On June 30, 2011, the Company and certain of its affiliated companies entered into an Agency Agreement (the “Agency Agreement”) with Hilco Merchant Resources, LLC, Gordon Brothers Retail Partners, LLC, SB Capital Group, LLC, Tiger Capital Group, LLC and Great American Group, LLC. A copy of the Agency Agreement is attached as Exhibit 10.2 and incorporated herein by reference.
     The Company’s shareholders are cautioned that trading in shares of the Company’s common stock during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. The Company expects that currently outstanding shares of its common stock will be cancelled and extinguished upon confirmation of a Chapter 11 plan by the United States Bankruptcy Court for the Southern District of New York. In this event, the Company’s shareholders will not be entitled to receive or retain any cash, securities or other property on account of their cancelled shares of common stock. As a result, the Company expects that its currently outstanding common stock will have no value. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated June 30, 2011, by and among Borders Group, Inc. and Borders, Inc., as sellers, and BB Brands, LLC (the “APA”).

10.2
Agency Agreement, dated as of June 30, 2011, by and between Borders Group, Inc. and its affiliated companies set forth therein and Hilco Merchant Resources, LLC, Gordon Brothers Retail Partners, LLC, SB Capital Group, LLC, Tiger Capital Group, LLC and Great American Group, LLC.

99.1	Press release issued by Borders Group, Inc. on June 30, 2011 relating to, among other things, the signing of the APA.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2011	BORDERS GROUP, INC.

	By:	/s/ Scott Henry Scott Henry
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated June 30, 2011, by and among Borders Group, Inc. and Borders, Inc., as sellers, and BB Brands, LLC (the “APA”).

10.2
Agency Agreement, dated as of June 30, 2011, by and between Borders Group, Inc. and its affiliated companies set forth therein and Hilco Merchant Resources, LLC, Gordon Brothers Retail Partners, LLC, SB Capital Group, LLC, Tiger Capital Group, LLC and Great American Group, LLC.

99.1	Press release issued by Borders Group, Inc. on June 30, 2011 relating to, among other things, the signing of the APA.